UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2014

TetraLogic Pharmaceuticals Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36208	42-1604756
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

343 Phoenixville Pike
Malvern, PA 19355
(610) 889-9900

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive
Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On May 16, 2014, TetraLogic Pharmaceuticals Corporation (the “Company”) held its Annual Meeting of Stockholders. The following proposals were submitted by the Company’s Board of Directors to a vote of the Company’s stockholders and the final results of the voting on each proposal are noted below.

Proposal 1 — Election of Directors

The stockholders elected the following individual to serve as a Class I director for a three-year term until the 2017 annual meeting of stockholders and until his successor is elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Douglas Reed, M.D.	11,500,162	1,167,693	3,373,855

Proposal 2 — Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 as follows:

For	Against	Abstain	Broker Non-Votes
15,535,118	503,899	2,893	—

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2014	TetraLogic Pharmaceuticals Corporation

	By:	/s/ Richard L. Sherman
Name: Richard L. Sherman
Title: Senior Vice President, Strategic Transactions, General Counsel and Secretary

3